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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        FEBRUARY 16, 1999
                                                --------------------------------



                              CELLPRO, INCORPORATED
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               (Exact name of registrant as specified in charter)




           DELAWARE                   0-19472                    94-3087971
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                   File Number)            Identification No.)




                    22215 26TH AVENUE S.E., BOTHELL, WA 98021
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code         (425) 485-7644
                                                    ----------------------------



                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 3.  Bankruptcy or Receivership.

        Since October 28, 1998, CellPro, Incorporated ("CellPro") has been operating as a debtor in possession under Chapter 11 of the United States Bankruptcy Code, Case No. 98-13604 in the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding.


Item 5.  Other Events.

         On February 16, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended January 31, 1999 and December 31, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information and related notes to financial information which was included in the bankruptcy filing referred to above.


Item 7.  Financial Statements and Exhibits.

          c.)  Exhibits


                99.1 Unaudited Balance Sheet Information and Unaudited Statement of Operations Information as of and for each of the months ended January 31, 1999 and December 31, 1998 with related Notes to Financial Statement Information.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CellPro, Incorporated
                                       ----------------------------------------
                                            (Registrant)



Date:  February 18, 1999               /s/ Mark J. Handfelt
                                       ----------------------------------------
                                       Name:   Mark J. Handfelt
                                       Title:  Executive Vice President,
                                               General Counsel and Acting Chief
                                               Operating Officer